Exhibit 99.1

Case 24-80040-sgj11  Doc 582  Filed 08/30/24  Entered 08/30/24 15:16:15  Desc

Main Document  Page 1 of 12

UNITED STATES BANKRUPTCY COURT

Northern DISTRICT OF Texas

Dallas

In Re. Eiger BioPharmaceuticals, Inc.	§	Case No. 24-80040
§
	§	Lead Case No. 24-80040
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 07/31/2024	Petition Date: 04/01/2024
Months Pending: 4	Industry Classification:	3	2	5	4

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):		6

Debtor’s Full-Time Employees (as of date of order for relief):		9

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☒	Accounts receivable aging
☒	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☒	Schedule of payments to insiders
☒	All bank statements and bank reconciliations for the reporting period
☒	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

08/30/2024
Date	2100 Ross Avenue, 21st Floor, Dallas, Texas 75201
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Case 24-80040-sgj11 Doc 582 Filed 08/30/24 Entered 08/30/24 15:16:15 Desc Main Document Page 2 of 12
Debtor's Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$31,726,435

b.	Total receipts (net of transfers between accounts)	$23,030,190	$52,563,833

c.	Total disbursements (net of transfers between accounts)	$6,435,833	$14,039,612

d.	Cash balance end of month (a+b-c)	$48,320,792

e.	Disbursements made by third party for the benefit of the estate	$14,795,473	$39,929,078

f.	Total disbursements for quarterly fee calculation (c+e)	$21,231,306	$53,968,691

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0

b.	Accounts receivable over 90 days outstanding (net of allowance)	$0

c.	Inventory (Book Market Other (attach explanation))	$0

d.	Total current assets	$65,516,400

e.	Total assets	$65,603,650

f.	Postpetition payables (excluding taxes)	$345,630

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$345,630

k.	Prepetition secured debt	$15,038,392

l.	Prepetition priority debt	$60,600

m.	Prepetition unsecured debt	$24,558,723

n.	Total liabilities (debt) (j+k+l+m)	$40,003,345

o.	Ending equity/net worth (e-n)	$25,600,305

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$35,377,704	$79,677,704

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$13,380,436	$36,036,417

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$21,997,268	$43,641,287

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$28,557

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$8,932

c.	Gross profit (a-b)	$19,625

d.	Selling expenses	$3,222,631

e.	General and administrative expenses	$849,363

f.	Other expenses	$-33,641,649

g.	Depreciation and/or amortization (not included in 4b)	$71,956

h.	Interest	$380,106

i.	Taxes (local, state, and federal)	$16,667

j.	Reorganization items	$2,817,807

k.	Profit (loss)	$26,302,744	$40,581,908

UST Form 11-MOR (12/01/2021)	2

Case 24-80040-sgj11 Doc 582 Filed 08/30/24 Entered 08/30/24 15:16:15 Desc Main Document Page 3 of 12
Debtor's Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total			$359,290	$5,355,561	$359,290	$5,355,561
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Alvarez & Marsal	Financial Professional	$334,290	$1,638,158	$334,290	$1,638,158
	ii	KCC, LLC	Other	$0	$391,696	$0	$391,696
	iii	Sidley Austin LLP	Lead Counsel	$0	$3,195,677	$0	$3,195,677
	iv	SSG Advisors, LLC	Other	$25,000	$130,031	$25,000	$130,031
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UST Form 11-MOR (12/01/2021)	3

Case 24-80040-sgj11 Doc 582 Filed 08/30/24 Entered 08/30/24 15:16:15 Desc Main Document Page 4 of 12
Debtor's Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

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UST Form 11-MOR (12/01/2021)	4

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Debtor's Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
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UST Form 11-MOR (12/01/2021)	5

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Debtor's Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

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UST Form 11-MOR (12/01/2021)	6

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Debtor's Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

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c.	All professional fees and expenses (debtor & committees)	$ 359,290	$ 5,355,561	$ 359,290	$ 5,355,561

UST Form 11-MOR (12/01/2021)	7

Case 24-80040-sgj11 Doc 582 Filed 08/30/24 Entered 08/30/24 15:16:15 Desc Main Document Page 8 of 12
Debtor's Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$4,335	$18,014

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$16,667	$73,067

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	No

c. Were any payments made to or on behalf of insiders?	Yes	No
d. Are you current on postpetition tax return filings?	Yes	No
e. Are you current on postpetition estimated tax payments?	Yes	No
f. Were all trust fund taxes remitted on a current basis?	Yes	No
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No
h. Were all payments made to or on behalf of professionals approved by the court?	Yes	No	N/A
i. Do you have: Worker’s compensation insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
Casualty/property insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
General liability insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
j. Has a plan of reorganization been filed with the court?	Yes	No
k. Has a disclosure statement been filed with the court?	Yes	No
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

UST Form 11-MOR (12/01/2021)	8

Case 24-80040-sgj11 Doc 582 Filed 08/30/24 Entered 08/30/24 15:16:15 Desc Main Document Page 9 of 12
Debtor's Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes	No
m. If yes, have you made all Domestic Support Obligation payments?	Yes	No	N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

Chief Restructuring Officer	08/30/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Case 24-80040-sgj11 Doc 582 Filed 08/30/24 Entered 08/30/24 15:16:15 Desc Main Document Page 10 of 12
Debtor's Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

UST Form 11-MOR (12/01/2021)	10

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Debtor's Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

UST Form 11-MOR (12/01/2021)	11

Case 24-80040-sgj11 Doc 582 Filed 08/30/24 Entered 08/30/24 15:16:15 Desc Main Document Page 12 of 12
Debtor's Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

UST Form 11-MOR (12/01/2021)	12

Case 24-80040-sgj11 Doc 582-1 Filed 08/30/24 Entered 08/30/24 15:16:15 Desc Exhibit 1 Page 1 of 1

Exhibit - 1
In re: Eiger BioPharmaceuticals, Inc.	Case No.:	24-80040
	Reporting Period:	7/1/2024 - 7/31/2024

Statement of Cash Receipts and Disbursements
Debtor	Case Number	Cash Balance Beg. of Month	Cash Receipts Current Month	Cash Disbursements Current Month	Net Change in Escrow Accounts (1)	Cash Balance EOM	Disbursements by 3rd Party Current Month	Total Disbursements Current Month
Eiger BioPharmaceuticals, Inc.	24-80040	$31,726,435	$23,030,190	$(3,558,283)	($2,877,550)	$48,320,792	$(14,795,473)	$(18,353,756)

Total Cash Receipts and Cash Disbursements		$31,726,435	$23,030,190	$(3,558,283)	$(2,877,550)	$48,320,792	$(14,795,473)	$(18,353,756)

Notes
[1]	Cash Receipts	Cash Disbursements	Notes
Pro Fee Escrow Acct	$2,172,923	$(2,795,473)
Sale Proceeds Escrow Acct	—	—
Sale Escrow Acct	33,622,704	(35,877,704)	Avexitide sale proceeds

Total	$35,795,626	$(38,673,176)
Net Change in Escrow Accts		$(2,877,550)

UST Form 11-MOR (12/01/2021)	1

Case 24-80040-sgj11 Doc 582-2 Filed 08/30/24 Entered 08/30/24 15:16:15 Desc Exhibit 2 Page 1 of 1

Exhibit - 2
In re: Eiger BioPharmaceuticals, Inc.	Case No.:	24-80040
	Reporting Period:	7/31/2024

Supplemental Balance Sheet

	Eiger BioPharmaceuticals, Inc.
	07/31/2024	Notes
ASSETS
Cash and Equivalents	$48,320,804
Accounts Receivable	—
Intercompany Receivables	12,645,756
Inventory	—
Other Current Assets	4,549,839

Total Current Assets	$65,516,400
Fixed Asset	87,142
Other Asset	108

Total Other Assets	$87,250

TOTAL ASSETS	$65,603,650

LIABILITIES & EQUITY
Liabilities Not Subject to Compromise
Postpetition Payables	345,630

Total Liabilities Not Subject to Compromise	$345,630
Liabilities Subject to Compromise
Accounts Payable	3,577,240
Intercompany Payables	11,339,822
Senior Secured Debt	15,038,392
Other Current Liabilities	2,019,992
Accrued Liabilities	4,900,890
Commercial Accruals	59,763
Clinical Accruals	957,621
Regulatory Accruals	969,258
CMC Tech Dev Accruals	241,018
Accrued Bonus	—
Accrued Priority Obligations	60,600
Accrued Payroll	493,119
Right of Use - ST Liability	—
Right of Use - LT Liability	—

Total Liabilities Subject to Compromise	$39,657,715

Total Liabilities	$40,003,345
Total Equity	25,600,305

TOTAL LIABILITIES & EQUITY	$65,603,650

UST Form 11-MOR (12/01/2021)	2

Case 24-80040-sgj11 Doc 582-3 Filed 08/30/24 Entered 08/30/24 15:16:15 Desc Exhibit 3 Page 1 of 1

Exhibit - 3
In re: Eiger BioPharmaceuticals, Inc.	Case No.:	24-80040
	Reporting Period:	7/1/2024 - 7/31/2024

Supplemental Statement of Operations

	Eiger BioPharmaceuticals, Inc.
	Current Month	Cumulative
	07/01/2024 - 07/31/2024	04/01/2024 - 07/31/2024	Notes
Income
Income	$28,557	$(581,238)

Total Income	$28,557	$(581,238)
Operating Expenses
Cost of Sales	8,932	8,932
Wage related	233,760	1,160,640
Travel & Entertainment	2,115	8,200
Outside Services (Ex. Restructuring Expenses)	1,003,332	4,463,980
Restructuring Expenses	2,817,807	8,922,583	[2	]
Clinical costs	3,051,712	5,898,430
CMC Tech Dev	170,919	580,871
Regulatory	—	698
Other operating costs	78,885	335,226

Total Operating Expenses	$7,367,462	$21,477,149

Operating Income / (Loss)	$(7,338,905)	$(22,058,387)

Other (Income) / Expense
Other Income	$(34,206,244)	$(63,545,969)
Other Expense	564,595	905,674	[3	]

Total Other (Income) / Expense	$(33,641,649)	$(62,640,295)

Net Income / (Loss) before Reorganization Expenses	$26,302,744	$40,581,908
Reorganization Items, net	—	—

Net Income / (Loss)	$26,302,744	$40,581,908

Notes

[1] - Reflects accrued expenses. MOR debtor’s professional fees shown as amounts approved to be paid under non-objected fee applications

[2] - Includes both realized and unrealized (gains) / losses

UST Form 11-MOR (12/01/2021)	3

Case 24-80040-sgj11 Doc 582-4 Filed 08/30/24 Entered 08/30/24 15:16:15 Desc Exhibit 4 Page 1 of 1

In re: Eiger BioPharmaceuticals, Inc.		Exhibit - 4
AR Aging	Case No.:	24-80040
	Reporting Period:	7/1/2024 - 7/31/2024

Sold From	Invoice Number	Invoice Date	Due Date	Days Aged	Customer	Currency	Amount	1 - 30 Days (Current)	31 - 60 Days	61 - 90 Days	Total

Total (USD)								$—	$—	$—	$—

Notes

All foreign currencies are translated to USD as of month end

Negative due to currency variances between AR balances initially recognized and fx rate when balance is received

Case 24-80040-sgj11 Doc 582-5 Filed 08/30/24 Entered 08/30/24 15:16:15 Desc Exhibit 5 Page 1 of 2

Exhibit - 5
In re: Eiger BioPharmaceuticals, Inc.	Case No.:	24-80040
	Reporting Period:	7/1/2024 - 7/31/2024

Post-Petition Payables

Vendor	Company Name	Invoice	Amount	Due Date	Current	0 - 30 Days	31 - 60 Days	Total Open Balance
V0423	Accenture LLP	1100983914	$6,000.00	04/06/24	$—	$—	$6,000	$6,000
V0423	Accenture LLP	1101010039	$1,172.00	08/08/24	$1,172	$—	$—	$1,172
V1487	Alcami Corporation	10917-2	$6,000.00	06/27/24	$—	$—	$6,000	$6,000
V1487	Alcami Corporation	82232	$19,662.50	07/30/24	$—	$19,663	$—	$19,663
V1006	Axis Clinicals LLC	EIG 1618 STRG 1 CR	$(675.00)	08/11/24	$(675)	$—	$—	$(675)
V1006	Axis Clinicals LLC	EIG 1618 STRG 1	$675.00	06/14/24	$—	$—	$675	$675
V1198	Biorasi LLC	7237	$47,345.15	05/11/24	$—	$—	$47,345	$47,345
V1132	Charles River Laboratories Den Bosch BV	47043020-CR	$(19,428.50)	08/11/24	$(19,429)	$—	$—	$(19,429)
V1132	Charles River Laboratories Den Bosch BV	47043020	$19,428.50	06/15/24	$—	$—	$19,429	$19,429
V1012	Clinigen Inc.	230018972	$12,426.13	06/29/24	$—	$—	$12,426	$12,426
V1012	Clinigen Inc.	230018832	$27,465.67	06/22/24	$—	$—	$27,466	$27,466
V1012	Clinigen Inc.	230018831	$13,120.85	06/22/24	$—	$—	$13,121	$13,121
V1012	Clinigen Inc.	230018972 CR	$(12,426.13)	08/11/24	$(12,426)	$—	$—	$(12,426)
V1012	Clinigen Inc.	230018834 CR	$(13,120.85)	08/11/24	$(13,121)	$—	$—	$(13,121)
V1012	Clinigen Inc.	230018832 CR	$(27,465.67)	08/11/24	$(27,466)	$—	$—	$(27,466)
V1488	COLLEEN M. CRAIG CONSULTING, LLC	1	$1,650.00	06/30/24	$—	$1,650	$—	$1,650
V1157	Digital Media Innovations LLC	1000000198474	$1,146.50	08/15/24	$1,147	$—	$—	$1,147
V1157	Digital Media Innovations LLC	1000000198474	$4,970.25	08/15/24	$4,970	$—	$—	$4,970
V1128	Diligent Corporation	INV438539	$42,646.01	06/06/24	$—	$—	$42,646	$42,646
V1453	Excellis Europe Ltd.	1784	$26,251.92	05/30/24	$—	$—	$26,252	$26,252
V0132	Federal Express Corporation	8-564-01093	$43.07	08/03/24	$43	$—	$—	$43
V0439	Fisher Clinical Services, Inc.	5347601	$1,200.00	08/08/24	$1,200	$—	$—	$1,200
V0439	Fisher Clinical Services, Inc.	5348388	$950.00	08/14/24	$950	$—	$—	$950
V0439	Fisher Clinical Services, Inc.	5346438	$134.00	07/26/24	$—	$134	$—	$134
V0439	Fisher Clinical Services, Inc.	10200892	$2,524.83	07/18/24	$—	$2,525	$—	$2,525
V0439	Fisher Clinical Services, Inc.	10201613	$600.00	07/18/24	$—	$600	$—	$600
V0439	Fisher Clinical Services, Inc.	848891	$380.00	07/11/24	$—	$380	$—	$380
V0439	Fisher Clinical Services, Inc.	5341239	$1,315.36	06/28/24	$—	$—	$1,315	$1,315
V0439	Fisher Clinical Services, Inc.	5343139	$12,385.62	07/12/24	$—	$12,386	$—	$12,386
V0439	Fisher Clinical Services, Inc.	851849	$711.00	08/15/24	$711	$—	$—	$711
V0439	Fisher Clinical Services, Inc.	851858	$111.74	08/15/24	$112	$—	$—	$112
V0439	Fisher Clinical Services, Inc.	851850	$15.00	08/15/24	$15	$—	$—	$15
V0439	Fisher Clinical Services, Inc.	851854	$36.00	08/15/24	$36	$—	$—	$36
V0439	Fisher Clinical Services, Inc.	851852	$380.00	08/15/24	$380	$—	$—	$380
V0439	Fisher Clinical Services, Inc.	851851	$376.00	08/15/24	$376	$—	$—	$376
V0439	Fisher Clinical Services, Inc.	851857	$111.74	08/15/24	$112	$—	$—	$112
V0439	Fisher Clinical Services, Inc.	851855	$1,750.32	08/15/24	$1,750	$—	$—	$1,750
V0439	Fisher Clinical Services, Inc.	851853	$2,038.00	08/15/24	$2,038	$—	$—	$2,038
V0439	Fisher Clinical Services, Inc.	851856	$867.78	08/15/24	$868	$—	$—	$868
V0439	Fisher Clinical Services, Inc.	851859	$69.44	08/15/24	$69	$—	$—	$69
V0439	Fisher Clinical Services, Inc.	851861	$415.42	08/15/24	$415	$—	$—	$415
V0439	Fisher Clinical Services, Inc.	851860	$586.60	08/15/24	$587	$—	$—	$587
V0321	Frontage Laboratories	20243699	$13,365.00	07/24/24	$—	$13,365	$—	$13,365
V1242	Integrichain, Inc.	NS-5367	$10,500.00	05/01/24	$—	$—	$10,500	$10,500
V1242	Integrichain, Inc.	NS-5367	$10,630.00	05/01/24	$—	$—	$10,630	$10,630
V1242	Integrichain, Inc.	NS-5367	$22,721.50	05/01/24	$—	$—	$22,722	$22,722
V1335	Intsel Chimos	FA00097148 CR	$(17,142.00)	08/11/24	$(17,142)	$—	$—	$(17,142)
V1335	Intsel Chimos	FA00097148	$17,142.00	07/13/24	$—	$17,142	$—	$17,142
V0572	Jump Start Technology Inc	JST-22009	$7,428.00	08/03/24	$7,428	$—	$—	$7,428
V0572	Jump Start Technology Inc	JST-22039	$450.00	08/05/24	$450	$—	$—	$450

Case 24-80040-sgj11 Doc 582-5 Filed 08/30/24 Entered 08/30/24 15:16:15 Desc Exhibit 5 Page 2 of 2

Exhibit -5
In re: Eiger BioPharmaceuticals, Inc.	Case No.:	24-80040
	Reporting Period:	7/1/2024 - 7/31/2024

Post-Petition Payables

Vendor	Company Name	Invoice	Amount	Due Date	Current	0 - 30 Days	31 - 60 Days	Total Open Balance
V1208	Justin Stindt Consulting	EIGER-2024-13	$4,067.96	06/30/24	$—	$4,068	$—	$4,068
V0959	KryoCal, LLC dba Kyrosphere	202407-709	$6,562.50	08/02/24	$6,563	$—	$—	$6,563
V1489	MonicaG Clin Ops LLC	1	$5,362.50	06/30/24	$—	$5,363	$—	$5,363
V0641	Patheon Inc	90165660	$(15,047.00)	06/30/24	$—	$(15,047)	$—	$(15,047)
V0641	Patheon Inc	90165660	$(15,244.00)	06/30/24	$—	$(15,244)	$—	$(15,244)
V0641	Patheon Inc	90165661	$(15,317.00)	06/30/24	$—	$(15,317)	$—	$(15,317)
V0641	Patheon Inc	90166066	$4,142.60	07/12/24	$—	$4,143	$—	$4,143
V0641	Patheon Inc	90166065	$4,142.60	07/12/24	$—	$4,143	$—	$4,143
V0641	Patheon Inc	90166067	$7,416.00	07/12/24	$—	$7,416	$—	$7,416
V0641	Patheon Inc	90166068	$7,416.00	07/12/24	$—	$7,416	$—	$7,416
V0641	Patheon Inc	90166312	$784.10	07/20/24	$—	$784	$—	$784
V0641	Patheon Inc	90165645	$15,047.00	06/29/24	$—	$—	$15,047	$15,047
V0641	Patheon Inc	90165645	$15,244.00	06/29/24	$—	$—	$15,244	$15,244
V0069	Patheon UK Limited	1800024627	$2,741.54	07/28/24	$—	$2,742	$—	$2,742
V0069	Patheon UK Limited	1800024628	$3,251.58	07/28/24	$—	$3,252	$—	$3,252
V1490	Precision Trials Solutions	EG-01	$3,237.50	07/24/24	$—	$3,238	$—	$3,238
V1188	Resources Connection LLC	AS06194863	$2,566.60	08/03/24	$2,567	$—	$—	$2,567
V1188	Resources Connection LLC	AS06195311	$2,327.60	08/17/24	$2,328	$—	$—	$2,328
V1381	RSM US LLP	CI-10436083	$1,750.00	05/31/24	$—	$—	$1,750	$1,750
V1238	RxCrossroads 3 PL LLC	336011583	$11,731.81	07/21/24	$—	$11,732	$—	$11,732
V1207	Sciensus International	SINV-0031020	$1,084.79	07/30/24	$—	$1,085	$—	$1,085
V1207	Sciensus International	SINV-0027728	$1,084.79	05/30/24	$—	$—	$1,085	$1,085
V1207	Sciensus International	SINV-0031021	$8,266.10	07/30/24	$—	$8,266	$—	$8,266
V0244	TRG Communications LLC	EICON-062024	$33,075.00	07/28/24	$—	$33,075	$—	$33,075
V1135	Trialog Clinical Trials Ltd	EI248004953	$300.00	07/30/24	$—	$300	$—	$300
V1135	Trialog Clinical Trials Ltd	EI248004954	$695.00	07/30/24	$—	$695	$—	$695

Total			$345,630.32		$(53,972.59)	$119,951.03	$279,651.88	$345,630.32

Case 24-80040-sgj11 Doc 582-6 Filed 08/30/24 Entered 08/30/24 15:16:15 Desc Exhibit 6 Page 1 of 1

Exhibit - 6
In re: Eiger BioPharmaceuticals, Inc.	Case No.:	24-80040
	Reporting Period:	7/1/2024 - 7/31/2024

Payments to Insiders
Insider Name	Salary	Expense Reimbursement	Other Payments	Notes	Total
	$54,166.66	$1,329.17			$55,495.83
	32,066.66	186.43			$32,253.09
	35,416.66	—			$35,416.66

Total	$121,649.98	$1,515.60			$123,165.58

Case 24-80040-sgj11 Doc 582-7 Filed 08/30/24 Entered 08/30/24 15:16:15 Desc Exhibit 7 Page 1 of 3

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2024

EIGER BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36183	33-0971591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eiger BioPharmaceuticals, Inc.

2155 Park Blvd.

Palo Alto, California 94306

(Address of principal executive offices, including zip code)

(650) 272-6138

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EIGRQ*	N/A*

*

On April 11, 2024, our common stock was suspended from trading on The Nasdaq Stock Market LLC and began trading under the symbol “EIGRQ” on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Case 24-80040-sgj11 Doc 582-7 Filed 08/30/24 Entered 08/30/24 15:16:15 Desc Exhibit 7 Page 2 of 3

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on April 1, 2024, Eiger BioPharmaceuticals, Inc. (the “Company”) and its direct subsidiaries filed voluntary petitions for relief under chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”) under the caption In re Eiger BioPharmaceuticals, Inc., et al, Case No. 24-80040 (the “Chapter 11 Cases”).

On June 17, 2024, following the completion of the auction held as part of the Company’s court-supervised sale process under Section 363 of the Bankruptcy Code for the sale of the Company’s Avexitide asset, Amylyx Pharmaceuticals, Inc. (“Amylyx”) was selected as the winning bidder. On June 21, 2024, the Company and Amylyx entered into an Asset Purchase Agreement, pursuant to which Amylyx agreed to acquire substantially all of the Company’s rights, title and interests in, to and under those assets and interests used by the Company in the development, manufacture and commercialization of Avexitide for $35.1 million, plus the aggregate amount of determined cure costs and assumed liabilities. At a hearing held on June 26, 2024, the Bankruptcy Court approved the sale of the Company’s Avexitide asset to Amylyx.

The sale of the Company’s Avexitide asset closed on July 9, 2024. Under the terms of the sale, Amylyx acquired the Company’s Avexitide asset and will be responsible for its development, manufacture and commercialization.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities. In particular, the Company expects that its securityholders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Case 24-80040-sgj11 Doc 582-7 Filed 08/30/24 Entered 08/30/24 15:16:15 Desc Exhibit 7 Page 3 of 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eiger BioPharmaceuticals, Inc.
Dated: July 10, 2024
	By:	/s/ David Apelian
David Apelian
Chief Executive Officer

Case 24-80040-sgj11 Doc 582-8 Exhibit Filed 8 08/30/24 Page 1 of Entered 2 08/30/24 15:16:15 Desc As of 08/01/2024- Bank Name BOA—Bank of America Account Name Eiger Professional Fees Escrow Account Account Number Currency USD Case Code: EIGPF Case Manager Eiger BioPharmaceuticals Professional Fees Escrow Account EIN: ACCOUNT SUMMARY From: Monday, July 01, 2024—To: Wednesday, July 31, 2024 TOTAL ACTIVITY This Period Year to Date Opening Available Balance $2,984,131.50 $0.00 Deposits to Account $2,163,964.83 $8,954,720.83 Withdrawals from Account ($2,795,472.73) ($6,602,097.23) interest to Account $8 957 .77 $8;957 77 Closing Available Balance $2,361,581.37 $2,361,581.37

Case 24-80040-sgj11 Doc 582-8 Exhibit Filed 08/30/24 8 Entered 2 of 2 08/30/24 15:16:15 Desc verita As of 08/01/2024 Page 2 of 2 Bank Name BOA—Bank of America Account Name Eiger Professional Fees Escrow Account Account Number Currency USD Case Code: EIGPF Case Manager Eiger BioPharmaceuticals Professional Fees Escrow Account EIN: TRANSA CTION STA TEMENT From: Monday, July 01, 2024—To: Wednesday, July 31, 2024 DATE DESCRIPTION DEBT CREDIT BALANCE OPENING AVAILABLE BALANCE $2,984,131.50 07/08/2024 Wire Out #208 to Sidley Austin LLP $830,091.68 2,154,039.82 07/08/2024 Wire In from EIGER BIOPHARMACEUTICALS INC. $280,569.00 2,434,608.82 07/09/2024 Wire Out #214 to SSG Advisors, LLC $1,080,435.83 1,354,172.99 07/10/2024 Wire Out #217 to Alvarez & Marsal North America $460,977.73 893,195.26 LLC 07/11/2024 Wire In from Internal Transfer $1,080,435.83 1,973,631.09 07/16/2024 Interest Credit #14 to May interest $4,306.30 1,977,937.39 07/16/2024 Interest Credit #15 to June interest $4,651.47 1,982,588.86 07/19/2024 Wire In from EIGER BIOPHARMACEUTICALS INC. $802,960.00 2,785,548.86 07/25/2024 Wire Out #267 to Alvarez & Marsal North America $294,605.25 2,490,943.61 LLC 07/31/2024 Wire Out #269 to KCC Parent LLC $129,362.24 2,361,581.37 CLOSING AVAILABLE BALANCE $2,361,581.37

Case 24-80040-sgj11 Doc 582-9 Exhibit Filed 08/30/24 9 Entered 1 of 2 08/30/24 15:16:15 Desc erita As of 08/01/2024 Page 1 of 2 Bank Name BOA—Bank of America Account Name Eiger BioPharmaceuticals Sale Escrow Account Account Number Currency USD Case Code: EIGSA Case Manager Eiger BioPharmaceuticals Sale Escrow Account EIN: ACCOUNT SUMMARY From: Monday, July 01, 2024—To: Wednesday, July 31, 2024 TOTAL ACTIVITY This Period Year to Date Opening Available Balance $2,255,001.00 $0.00 Deposits to Account $33,622,703.63 $38,743,954.63 Withdrawals from Account ($35,877,703.63) ($38,743,953.63) Interest to Account $0.00 $0.00 Closing Available Balance $1.00 $1.00

Case 24-80040-sgj11 Doc 582-9 Exhibit Filed 08/30/24 9 Page Entered 2 of 2 08/30/24 15:16:15 Desc verita As of 08/01/2024 Page 2 of 2 Bank Name BOA—Bank of America Account Name Eiger BioPharmaceuticals Sale Escrow Account Account Number Currency USD Case Code: EIGSA Case Manager Eiger BioPharmaceuticals Sale Escrow Account EIN: TRANSACTION STA TEMENT From: Monday, July 01, 2024—To: Wednesday, July 31, 2024 DATE DESCRIPTION DEBT CREDIT BALANCE OPENING AVAILABLE BALANCE $2,255,001.00 07/08/2024 Wire Out #210 to SPRUCE BIOSCIENCES INC. $500,000.00 1,755,001.00 07/09/2024 Wire In from AMYLYX PHARMACEUTICALS INC $33,622,703.63 35,377,704.63 07/09/2024 Wire Out #216 to SPRUCE BIOSCIENCES INC. $300,000.00 35,077,704.63 07/10/2024 Wire Out #218 to EIGER BIOPHARMACEUTICALS $21,997,267.80 13,080,436.83 INC. 07/11/2024 Wire Out #225 to Innovatus Life Sciences Onshore $12,000,000.00 1,080,436.83 SPV, LLC 07/11/2024 Wire Out #228 to Internal Transfer $1,080,435.83 1.00 CLOSING AVAILABLE BALANCE $1.00

verita

As of 08/01/2024
Page 1 of 2

Bank Name	BOA - Bank of America
Account Name	Checking
Account Number	[redacted]
Currency	USD
Case Manager	

Case Code: EIGSP
Eiger BioPharmaceuticals Sale Proceeds Escrow Account
EIN:

ACCOUNT SUMMARY

	TOTAL ACTIVITY	
	This Period	Year to Date
Opening Available Balance	**$21,644,018.89**	**$0.00**
Deposits to Account	$0.00	$37,973,018.89
Withdrawals from Account	$0.00	($16,329,000.00)
Interest to Account	$0.00	$0.00
Closing Available Balance	**$21,644,018.89**	**$21,644,018.89**

Case 24-80040-sgj11 Doc 582-10 Exhibit Filed 08/30/24 10 Entered 1 of 2 08/30/24 15:16:15 Desc verita As of 08/01/2024 Page 1 of 2 Bank Name BOA—Bank of America Account Name Checking Account Number Currency USD Case Code: EIGSP Case Manager Eiger BioPharmaceuticals Sale Proceeds Escrow Account EIN: ACCOUNT SUMMARY From: Monday, July 01, 2024—To: Wednesday, July 31, 2024 TOTAL ACTIVITY This Period Year to Date $21,644,018.89 $0.00 Opening Available Balance $0.00 $37,973,018.89 Deposits to Account $0.00 ($16,329,000.00) Withdrawals from Account $0.00 $0.00 Interest to Account $21,644,018.89 $21,644,018.89 Closing Available Balance

Case 24-80040-sgj11 Doc 582-10 Filed 08/30/24 Entered 08/30/24 15:16:15 Desc Exhibit 10 Page 2 of 2 As of 08/01/2024 verita Page 2 of 2 No Detail Transactions Exist for the Selected Date Range

3003 Tasman Drive, Santa Clara, CA 95054

July 2024

ADDRESS SERVICE REQUESTED

>021456 3523456 0001 092196 10Z
EIGER BIOPHARMACEUTICALS, INC.
DEBTOR IN POSSESSION
2155 PARK AVENUE
PALO ALTO CA 94306

Managing Your Accounts

Phone:	(408) 654-4636
Toll-Free:	(800) 774-7390
Email:	clientsupport@svb.com
Online:	www.svb.com

Summary of Accounts

Account Type	Account Number	Ending Balance
Analysis Checking	[redacted]	$24,315,190.47
Total Balance		**$24,315,190.47**

Analysis Checking - [redacted]

Account Summary

Account Activity

Transaction Date	Description	Debits	Credits	Balance
07/01/2024	Beginning Balance			$4,843,283.27
07/01/2024	[redacted]	-$277.87	$0.00	$4,843,005.40
07/01/2024	BAMBORA [redacted] Eiger BioPharmaceutica	-$93.20	$0.00	$4,842,912.20
07/01/2024	Eiger Bio Inc. SVB-179 ACH OFFSET	-$9,625.00	$0.00	$4,833,287.20
07/02/2024	WIRE OUT [redacted];BNF FBO CHARLES S CHWAB AND CO INC;OBI Q2 2024 B	-$42,500.00	$0.00	$4,790,787.20
07/03/2024	Eiger BioPharmac BB Coupa P [redacted] Eiger Biopharmaceutica	$0.00	$42,500.00	$4,833,287.20

21456 3523456 043497 067393 0001/0003

Member FDIC

ALL SVB AUDIT CONFIRMATION REQUESTS SHOULD BE SUBMITTED TO CAPITAL CONFIRMATION WWW.CONFIRMATION.COM

led 08/30/24 Entered 08/30/24 15:16:15 Desc 11 Page 1 of 8 Case 24-80040-sgj11ill Doc 582-E1x1hibFiti July 2024 Bank A Division of First Citizens Bank Reporting Activity 07/01—07/31 Page 1 of 6 3003 Tasman Drive, Santa Clara, CA 95054 ADDRESS SERVICE REQUESTED Managing Your Accounts (408) 654-4636 >021456 3523456 0001 092196 1OZ EIGER BIOPHARMACEUTICALS, INC. Toll-Free: (800) 774-7390 DEBTOR IN POSSESSION clientsupport@svb.com 2155 PARK AVENUE Email: PALO ALTO CA 94306 Online: www.svb.com Summary of Accounts Account Type Account Number Ending Balance Analysis Checking $24,315,190.47 Total Balance $24,315,190.47 Analysis Checking—Account Summary Date Description 07/01/2024 Beginning Balance $4,843,283.27 07/31/2024 Ending Balance $24,315,190.47 Total debits this period $3,558,282.94 Total credits this period $23,030,190.14 Service Charge $0.00 Account Activity Transaction Date Description Debits Credits Balance 07/01/2024 Beginning Balance $4,843,283.27 07/01/2024 -$277.87 $0.00 $4,843,005.40 Eiger Biopharmaceutica

led 08/30/24 Entered 08/30/24 15:16:15 Desc 07/01/2024 BAMBORA 11 Page 2 of 8- $93.20 $0.00 $4,842,912.20 July 2024 0001/0003 Eiger BioPharmaceutica 07/01/2024 Eiger Bio Inc. SVB-179 -$9,625.00 $0.00 $4,833,287.20 087393 ACH OFFSET 043697 07/02/2024 WIRE OUT -$42,500.00 $0.00 $4,790,787.20 ;BNF FBO CHARLES S 3523456 CHWAB AND CO INC;OBI Q2 2024 B 21456 07/03/2024 Eiger BioPharmac BB Coupa P $0.00 $42,500.00 $4,833,287.20 Eiger Biopharmaceutica

Silicon Valley Bank
A Division of First Citizens Bank

Analysis Checking - [redacted] (continued)

Account Activity (continued)

Transaction Date	Description	Debits	Credits	Balance
07/03/2024	Transfermate Inc TMATE [redacted] Eiger BioPharmaceutica	-$2,827.50	$0.00	$4,830,459.70
07/03/2024	Transfermate Inc TMATE [redacted] Eiger BioPharmaceutica	-$9,384.56	$0.00	$4,821,075.14
07/03/2024	Transfermate Inc TMATE [redacted] Eiger BioPharmaceutica	-$12,819.36	$0.00	$4,808,255.78
07/03/2024	Transfermate Inc TMATE [redacted] Eiger BioPharmaceutica	-$240,174.81	$0.00	$4,568,080.97
07/08/2024	[redacted] RATE: [redacted] PAYMENT OF INVOIC [redacted]	-$168,945.38	$0.00	$4,399,135.59
07/08/2024	BAMBORA [redacted] [redacted] Eiger BioPharmaceutica	-$4,296.54	$0.00	$4,394,839.05
07/08/2024	WIRE OUT [redacted] [redacted] ;BNF STANFORD UNIV ERSITY - OTL;OBI ASSIGNMENT OF	-$100,000.00	$0.00	$4,294,839.05
07/08/2024	WIRE OUT [redacted] [redacted] ;BNF KCC AAF RESTR UCTURING CLIENTS;OBI FUNDING F	-$280,569.00	$0.00	$4,014,270.05
07/08/2024	WIRE OUT [redacted] [redacted] ;BNF KRAMER LEVIN NAFTALIS FRANKEL LLP;OBI INVOI	-$325,566.83	$0.00	$3,688,703.22
07/09/2024	WIRE OUT [redacted] [redacted] ;BNF MARILYN TAN, MD;OBI INVOICE 8	-$232.00	$0.00	$3,688,471.22
07/09/2024	WIRE OUT [redacted] [redacted] ;BNF FISHER CLINIC AL SERVICES, INC.;OBI INVOICES	-$2,921.78	$0.00	$3,685,549.44
07/09/2024	WIRE OUT [redacted] [redacted] ;BNF DR TRACEY L M CLAUGHLIN	-$2,981.00	$0.00	$3,682,568.44

Case 24-80040-sgj11 Doc 582-11 Filed 08/30/24 Entered 08/30/24 15:16:15 Desc Exhibit 11 Page 3 CHECKS of OUTSTANDING 8 CHECKBOOK RECONCILIATION DATE AMOUNT DATE AMOUNT DATE AMOUNT OR # OR # OR # ENTER BALANCE THIS $ STATEMENT ADD RECENT DEPOSITS (NOT CREDITED ON THIS STATEMENT) $ SUBTOTAL $ SUBTRACT TOTAL ITEMS OUTSTANDING $ BALANCE should agree with your checkbook balance after deducting charges and adding credits not shown in your checkbook but included on this statement as follows: BALANCE $ Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Charge-DEDUCT PLEASE REPORT ANY ERRORS OR OMISSIONS PROMPTLY TO US. ERRORS OR OMISSIONS THAT ARE REPORTED WITHIN THE FIRST 30 DAYS FROM THE DATE OF THE LAST STATEMENT CYCLE ARE USUALLY RESOLVED MUCH MORE QUICKLY THAN DATED REQUESTS. As a fraud prevention measure, you need to review your statements and report unauthorized use or errors to us, as explained in more detail below. If your checkbook and statement do not balance have you: Accounted for Verified additions and sub- Compared canceled Compared deposit amounts on bank charges? tractions in your checkbook? checks to check stub? statement to your checkbook? Any charges for imprinted checks include state sales tax computed at the current rate, when applicable. You can call (800) 774-7390 to request an item or substitute check, or a legible copy. We will without charge provide at least two items (or substitute checks or legible copies) upon request, with respect to each statement. IN CASE OF ERRORS OR QUESTIONS CONCERNING YOUR ELECTRONIC TRANSFERS (For Consumer Clients) Telephone Silicon Valley Bank at (800) 774-7390 or write us at: Silicon Valley Bank, Attn: Client Services, 3003 Tasman Drive, Santa Clara, CA 95054, as soon as you can, if you think your statement or your receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. • Tell us your name and account number (if any). • Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe this is an error or why you need more information. • Tell us the dollar amount of the suspected error. We will investigate your complaint and will correct any error promptly. If we take more than 10 business days to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation. For questions about preauthorized transfers, please contact us at (800) 774-7390. IN CASE OF UNAUTHORIZED USE OF YOUR CHECKS OR ACCOUNTS You agree to review your statement and to report unauthorized use (checks or other charges that are forged, altered or other unauthorized use) or error immediately. Your deposit agreement sets specific times within which you must report unauthorized use or errors to us. In summary (and subject to special rules that may apply to consumers), if you fail to report unauthorized use or errors to us within 30 days after your statement is available, you may be liable for subsequent unauthorized use by the same wrongdoer. If you fail to report within 60 days, you may also be precluded from asserting the unauthorized use or other error against us. Your statement is deemed “available” when made available in paper or electronic form. Your deposit agreement or Related Agreements may set shorter reporting requirements, such as for ACH services. FAIR CREDIT REPORTING ACT We may report information about your account to credit bureaus. Late payments, missed payments, or other defaults on your account may be reflected in your credit report. Silicon Valley Bank, a division of First-Citizens Bank & Trust Company. Member FDIC.

Analysis Checking - [redacted] (continued)

Account Activity (continued)

Transaction Date	Description	Debits	Credits	Balance
07/09/2024	WIRE OUT [redacted] ;BNF PHARMALYTICAL CONSULTING	-$3,515.00	$0.00	$3,679,053.44
07/09/2024	WIRE OUT [redacted] ;BNF INTRINSIC COR P;OBI INVOICES [redacted]	-$3,975.00	$0.00	$3,675,078.44
07/09/2024	WIRE OUT [redacted] ;BNF PHARMAPACE IN C.;OBI INVOICE [redacted]	-$7,848.75	$0.00	$3,667,229.69
07/09/2024	WIRE OUT [redacted] ;BNF DINESH SRINIV ASAN;OBI INVOICE [redacted]	-$12,750.00	$0.00	$3,654,479.69
07/09/2024	WIRE OUT [redacted] ;BNF BACHEM AMERIC AS, INC.;OBI INVOICE [redacted]	-$25,200.00	$0.00	$3,629,279.69
07/09/2024	WIRE OUT [redacted] ;BNF EUROFINS;OBI INVOICE [redacted]	-$25,600.00	$0.00	$3,603,679.69
07/09/2024	WIRE OUT [redacted] ;BNF ALCAMI CORPOR ATION;OBI INVOICE [redacted]	-$25,662.50	$0.00	$3,578,017.19
07/09/2024	WIRE OUT [redacted] ;BNF INTEGRATED ME DICAL DEVELOPMENT LLC;OBI INVO	-$83,081.41	$0.00	$3,494,935.78
07/09/2024	WIRE OUT [redacted] ;BNF PATHEON MANUF ACTURING SERVICES LLC	-$126,342.41	$0.00	$3,368,593.37
07/10/2024	WIRE IN [redacted] ;ORG COMPUTERSHARE INC;OBI AVEXITIDE NET PROCEED	$0.00	$21,997,267.80	$25,365,861.17
07/10/2024	WIRE OUT [redacted] ;BNF TRINET HR III , INC;REF [redacted]	-$128,176.53	$0.00	$25,237,684.64
07/15/2024	Transfermate Inc TMATE [redacted] Eiger BioPharmaceutica	-$13,439.88	$0.00	$25,224,244.76

Case 24-80040-sgj11 Doc 582-11 Filed 08/30/24 Entered 08/30/24 15:16:15 Desc I sgj ocExhibit 1e1 Page 3 of 8nere::esc Bank Exhibit 11 Page 36 of 8uly 2024 A Division of First Citizens Bank ———-“ —————————————————————————————————————— * Reporting Activity 07/01—07/31 Page 3 of 6 Analysis Checking—(continued) Account Activity (continued) Transaction Date Description Debits Credits Balance 07/03/2024 Transfermate Inc TMATE -$2,827.50 $0.00 $4,830,459.70 Eiger BioPharmaceutica 07/03/2024 Transfermate Inc TMATE -$9,384.56 $0.00 $4,821,075.14 Eiger BioPharmaceutica 07/03/2024 Transfermate Inc TMATE -$12,819.36 $0.00 $4,808,255.78 Eiger BioPharmaceutica 07/03/2024 Transfermate Inc TMATE -$240,174.81 $0.00 $4,568,080.97 Eiger BioPharmaceutica 07/08/2024 -$168,945.38 $0.00 $4,399,135.59 RATE: ^ PAYMENT OF INVOIC 07/08/2024 BAMBORA -$4,296.54 $0.00 $4,394,839.05 Eiger BioPharmaceutica 07/08/2024 WIRE OUT -$100,000.00 $0.00 $4,294,839.05 ;BNF STANFORD UNIV ERSITY—OTL;OBI ASSIGNMENT OF 0002/0003 07/08/2024 WIRE OUT -$280,569.00 $0.00 $4,014,270.05 087395 ;BNF KCC AAF RESTR UCTURING CLIENTS;OBI FUNDING F 043698 07/08/2024 WIRE OUT -$325,566.83 $0.00 $3,688,703.22 ;BNF KRAMER LEVIN NAFTALIS FRANKEL LLP;OBI INVOI 3523456 07/09/2024 WIRE OUT -$232.00 $0.00 $3,688,471.22 21456 ^^H ;BNF MARILYN TAN, MD;OBI INVOICE 8 07/09/2024 WIRE OUT -$2,921.78 $0.00 $3,685,549.44 ;BNF FISHER CLINIC AL SERVICES, INC.;OBI INVOICES 07/09/2024 WIRE OUT -$2,981.00 $0.00 $3,682,568.44 ;BNF DR TRACEY L M CLAUGHLIN

Analysis Checking - [redacted] (continued)

Account Activity (continued)

Transaction Date	Description	Debits	Credits	Balance
07/15/2024	WIRE OUT [redacted] ;BNF DIGITAL MEDIA INNOVATIONS, LLC;OBI INVOICE	-$1,400.00	$0.00	$25,222,844.76
07/15/2024	WIRE OUT [redacted] ;BNF JUMP START TE CHNOLOGY, INC.;OBI INVOICE JST	-$7,420.50	$0.00	$25,215,424.26
07/15/2024	WIRE OUT [redacted] ;BNF INTEGRICHAIN, INC.;OBI MEDICAID REBATE FUND	-$665,538.88	$0.00	$24,549,885.38
07/19/2024	WIRE OUT [redacted] ;BNF KCC AAF RESTR UCTURING CLIENTS;OBI FBO EIGER	-$802,960.00	$0.00	$23,746,925.38
07/22/2024	Eiger Bio Inc. [redacted] ACH OFFSET	-$37,100.00	$0.00	$23,709,825.38
07/23/2024	Transfermate Inc TMATE [redacted] Eiger BioPharmaceutica	-$4,500.00	$0.00	$23,705,325.38
07/23/2024	Transfermate Inc TMATE [redacted] Eiger BioPharmaceutica	-$28,638.00	$0.00	$23,676,687.38
07/23/2024	Transfermate Inc TMATE [redacted] Eiger BioPharmaceutica	-$82,406.22	$0.00	$23,594,281.16
07/24/2024	WIRE IN [redacted] ;ORG RRD INTERNATI ONAL LLC;OBI ADVANCE PAYMENTS	$0.00	$924,350.00	$24,518,631.16
07/26/2024	WIRE OUT [redacted] ;BNF TRINET HR III , INC;REF [redacted]	-$110,949.39	$0.00	$24,407,681.77
07/29/2024	BAMBORA [redacted] Eiger BioPharmaceutica	-$2,003.64	$0.00	$24,405,678.13
07/31/2024	WIRE IN [redacted] ;ORG SENTYNL THERA PEUTICS INC OPERATING;OBI PAYM	$0.00	$66,072.34	$24,471,750.47

21456 3523456 043699 067397 0003/0003

Case 24-80040-sgj11 Doc 582-11 Filed 08/30/24 Entered 08/30/24 15:16:15 Desc I sgj oc Exhibit 11 Page 4 of 8 Bank Exhibit 11 Page 10 of 8uly 2024 A Division of First Citizens Bank —————— “ 1 Reporting Activity 07/01—07/31 Page 4 of 6 Analysis Checking—(continued) Account Activity (continued) Transaction Date Description Debits Credits Balance 07/09/2024 WIRE OUT -$3,515.00 $0.00 $3,679,053.44 ;BNF PHARMALYTICAL CONSULTING 07/09/2024 WIRE OUT -$3,975.00 $0.00 $3,675,078.44 ;BNF INTRINSIC COR P;OBI INVOICES _______________________________________________________________ 07/09/2024 WIRE OUT^^^^M -$7,848.75 $0.00 $3,667,229.69 ^^H;BNF PHARMAPACE IN C.;OBI INVOICE ___________________________________________________________ 07/09/2024 WIRE OUT^^^^M -$12,750.00 $0.00 $3,654,479.69 ^^H;BNF DINESH SRINIV ASAN;OBI INVOICE 07/09/2024 WIRE OUT -$25,200.00 $0.00 $3,629,279.69 ^^H ;BNF BACHEM AMERIC AS, INC.;OBI INVOICE ____________________________________________________ 07/09/2024 WIRE OUT -$25,600.00 $0.00 $3,603,679.69 ^^H;BNF EUROFINS;OBI INVOICE____________________________________________________________________ 07/09/2024 WIRE OUT -$25,662.50 $0.00 $3,578,017.19 ^^H;BNF ALCAMI CORPOR ATION;OBI INVOICE 07/09/2024 WIRE OUT -$83,081.41 $0.00 $3,494,935.78 ^^H;BNF INTEGRATED ME DICAL DEVELOPMENT LLC;OBI INVO 07/09/2024 WIRE OUT -$126,342.41 $0.00 $3,368,593.37 ;BNF PATHEON MANUF ACTURING SERVICES LLC 07/10/2024 WIRE IN $0.00 $21,997,267.80 $25,365,861.17 ^^H ;ORG COMPUTERSHARE INC;OBI AVEXITIDE NET PROCEED 07/10/2024 WIRE OUT^^^^M -$128,176.53 $0.00 $25,237,684.64 ;BNF TRINET HR III , INC;REF _______________________________________________________________________ 07/15/2024 Transfermate Inc TMATE -$13,439.88 $0.00 $25,224,244.76 Eiger BioPharmaceutica

July 2024

Analysis Checking - [redacted] (continued)

Account Activity (continued)

Transaction Date	Description	Debits	Credits	Balance
07/31/2024	Transfermate Inc TMATE [redacted] Eiger BioPharmaceutica	-$3,237.50	$0.00	$24,468,512.97
07/31/2024	Transfermate Inc TMATE [redacted] Eiger BioPharmaceutica	-$5,362.50	$0.00	$24,463,150.47
07/31/2024	WIRE OUT [redacted];BNF SENTYNL THERA PEUTICS, INC.;OBI EIGER BIOPHA	-$147,960.00	$0.00	$24,315,190.47
07/31/2024	Ending Balance			$24,315,190.47

1 Filed 08/30/24 Entered 08/30/24 15:16:15 Desc xhibit 11 Page 5 of 8 July 2024 A Division of First Citizens Bank Reporting Activity 07/01—07/31 Page 5 of 6 Analysis Checking—(continued) Account Activity (continued) Transaction Date Description Debits Credits Balance 07/15/2024 WIRE OUT -$1,400.00 $0.00 $25,222,844.76 ;BNF DIGITAL MEDIA INNOVATIONS, LLC;OBI INVOICE 07/15/2024 WIRE OUT -$7,420.50 $0.00 $25,215,424.26 ;BNF JUMP START TE CHNOLOGY, INC.;OBI INVOICE JST 07/15/2024 WIRE OUT -$665,538.88 $0.00 $24,549,885.38 ;BNF INTEGRICHAIN, INC.;OBI MEDICAID REBATE FUND 07/19/2024 WIRE OUT -$802,960.00 $0.00 $23,746,925.38 ;BNF KCC AAF RESTR UCTURING CLIENTS;OBI FBO EIGER 07/22/2024 Eiger Bio Inc. -$37,100.00 $0.00 $23,709,825.38 ACH OFFSET 07/23/2024 Transfermate Inc TMATE -$4,500.00 $0.00 $23,705,325.38 Eiger BioPharmaceutica 07/23/2024 Transfermate Inc TMATE -$28,638.00 $0.00 $23,676,687.38 Eiger BioPharmaceutica 07/23/2024 Transfermate Inc TMATE -$82,406.22 $0.00 $23,594,281.16 Eiger BioPharmaceutica 07/24/2024 WIRE IN $0.00 $924,350.00 $24,518,631.16 ;ORG RRD INTERNATI ONAL LLC;OBI ADVANCE PAYMENTS 07/26/2024 WIRE OUT -$110,949.39 $0.00 $24,407,681.77 ;BNF TRINET HR III 0003/0003 , INC;REF 087397 07/29/2024 BAMBORA^M -$2,003.64 $0.00 $24,405,678.13 043699 Eiger BioPharmaceutica 3523456 07/31/2024 WIRE IN $0.00 $66,072.34 $24,471,750.47 ;ORG SENTYNL THERA PEUTICS INC OPERATING;OBI PAYM

3003 Tasman Drive, Santa Clara, CA 95054

ADDRESS SERVICE REQUESTED

>070942 3523456 0001 092196 10Z
EIGER BIOPHARMACEUTICALS, INC.
DEBTOR IN POSSESSION
2155 PARK AVENUE
PALO ALTO CA 94306

July 2024

Managing Your Accounts

Phone:	(408) 654-4636
Toll-Free:	(800) 774-7390
Email:	clientsupport@svb.com
Online:	www.svb.com

Summary of Accounts

Account Type	Account Number	Ending Balance
Analysis Checking	[redacted]	$0.00
Total Balance		**$0.00**

Analysis Checking - [redacted]

Account Summary

Account Activity

70942 3523456 338533 277065 0001/0001

Member FDIC

ALL SVB AUDIT CONFIRMATION REQUESTS SHOULD BE
SUBMITTED TO CAPITAL CONFIRMATION WWW.CONFIRMATION.COM

1 Filed 08/30/24 Entered 08/30/24 15:16:15 Desc xhibit 11 Page 6 of 8 July 2024 A Division of First Citizens Bank Reporting Activity 07/01—07/31 Page 6 of 6 Analysis Checking (continued) Account Activity (continued) Transaction Date Description Debits Credits Balance 07/31/2024 Transfermate Inc TMATE -$3,237.50 $0.00 $24,468,512.97 Eiger BioPharmaceutica 07/31/2024 Transfermate Inc TMATE -$5,362.50 $0.00 $24,463,150.47 Eiger BioPharmaceutica 07/31/2024 WIRE OUT -$147,960.00 $0.00 $24,315,190.47 ^^H;BNF SENTYNL THERA PEUTICS, INC.;OBI EIGER BIOPHA 07/31/2024 Ending Balance $24,315,190.47

Case 24-80040-sgj11ill Doc 582-led 08/30/24 Entered 08/30/24 15:16:15 Desc E1x1hibFiti11 Page 7 of 8 July 2024 Bank Reporting Activity 07/01—07/31 Page 1 of 2 3003 Tasman Drive, Santa Clara, CA 95054 ADDRESS SERVICE REQUESTED Managing Your Accounts >070942 3523456 0001 092196 1OZ (408) 654-4636 EIGER BIOPHARMACEUTICALS, INC. Toll-Free: (800) 774-7390 DEBTOR IN POSSESSION 2155 PARK AVENUE Email: clientsupport@svb.com PALO ALTO CA 94306 Online: www.svb.com Summary of Accounts Account Type Account Number Ending Balance Analysis Checking $0.00 Total Balance $0.00 Analysis Checking—Account Summary Date Description 07/01/2024 Beginning Balance $0.00 07/31/2024 Ending Balance $0.00 Total debits this period $0.00 Total credits this period $0.00 Service Charge $0.00 Account Activity Transaction Date Description Debits Credits Balance 07/01/2024 Beginning Balance $0.00 No activity this statement period 07/31/2024 Ending Balance $0.00 0001/0001 277065 138533 3523456 70942

Case 24-80040-sgj11 Doc 583 Filed 08/30/24 Entered 08/30/24 15:17:26 Desc Main Document Page 1 of 12

UNITED STATES BANKRUPTCY COURT

Northern DISTRICT OF Texas

Dallas

In Re. EBPI Merger Inc.	§	Case No. 24-80041
§
	§	Lead Case No. 24-80040
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 07/31/2024	Petition Date: 04/01/2024
Months Pending: 4	Industry Classification:	3	2	5	4

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):		6

Debtor’s Full-Time Employees (as of date of order for relief):		9

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☐	Statement of cash receipts and disbursements
☐	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☐	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

08/30/2024
Date	2100 Ross Avenue, 21st Floor, Dallas, Texas 75201
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Case 24-80040-sgj11 Doc 583 Filed 08/30/24 Entered 08/30/24 15:17:26 Desc Main Document Page 2 of 12
Debtor's Name EBPI Merger Inc.	Case No. 24-80041

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0

b.	Total receipts (net of transfers between accounts)	$0	$0

c.	Total disbursements (net of transfers between accounts)	$0	$0

d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0

b.	Accounts receivable over 90 days outstanding (net of allowance)	$0

c.	Inventory (Book Market Other (attach explanation))	$0

d.	Total current assets	$0

e.	Total assets	$0

f.	Postpetition payables (excluding taxes)	$0

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$0

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$0

n.	Total liabilities (debt) (j+k+l+m)	$0

o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0

c.	Gross profit (a-b)	$0

d.	Selling expenses	$0

e.	General and administrative expenses	$0

f.	Other expenses	$0

g.	Depreciation and/or amortization (not included in 4b)	$0

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$0

k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

Case 24-80040-sgj11 Doc 583 Filed 08/30/24 Entered 08/30/24 15:17:26 Desc Main Document Page 3 of 12

Debtor's Name EBPI Merger Inc.	Case No. 24-80041

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Case 24-80040-sgj11 Doc 583 Filed 08/30/24 Entered 08/30/24 15:17:26 Desc Main Document Page 4 of 12

Debtor's Name EBPI Merger Inc.	Case No. 24-80041

xxxvii
xxxviii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxviii

UST Form 11-MOR (12/01/2021)	4

Case 24-80040-sgj11 Doc 583 Filed 08/30/24 Entered 08/30/24 15:17:26 Desc Main Document Page 5 of 12

Debtor's Name EBPI Merger Inc.	Case No. 24-80041

lxxix
lxxx
lxxxi
lxxxii
lxxxiii
lxxxiv
lxxxv
lxxxvi
lxxxvii
lxxxviii
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Case 24-80040-sgj11 Doc 583 Filed 08/30/24 Entered 08/30/24 15:17:26 Desc Main Document Page 6 of 12

Debtor's Name EBPI Merger Inc.	Case No. 24-80041

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxviii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Case 24-80040-sgj11 Doc 583 Filed 08/30/24 Entered 08/30/24 15:17:26 Desc Main Document Page 7 of 12

Debtor's Name EBPI Merger Inc.	Case No. 24-80041

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxviii
lxxix
lxxx
lxxxi
lxxxii
lxxxiii
lxxxiv
lxxxv
lxxxvi
lxxxvii
lxxxviii
lxxxix
xc
xci
xcii
xciii
xciv
xcv
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xcix
c
c.	All professional fees and expenses (debtor & committees)	$ 0	$ 0	$ 0	$ 0

UST Form 11-MOR (12/01/2021)	7

Case 24-80040-sgj11 Doc 583 Filed 08/30/24 Entered 08/30/24 15:17:26 Desc Main Document Page 8 of 12

Debtor's Name EBPI Merger Inc.	Case No. 24-80041

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$0

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	No
c. Were any payments made to or on behalf of insiders?	Yes	No
d. Are you current on postpetition tax return filings?	Yes	No
e. Are you current on postpetition estimated tax payments?	Yes	No
f. Were all trust fund taxes remitted on a current basis?	Yes	No
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No
h. Were all payments made to or on behalf of professionals approved by the court?	Yes	No	N/A
i. Do you have: Worker’s compensation insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
Casualty/property insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
General liability insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
j. Has a plan of reorganization been filed with the court?	Yes	No
k. Has a disclosure statement been filed with the court?	Yes	No
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

UST Form 11-MOR (12/01/2021)	8

Case 24-80040-sgj11 Doc 583 Filed 08/30/24 Entered 08/30/24 15:17:26 Desc Main Document Page 9 of 12

Debtor's Name EBPI Merger Inc.	Case No. 24-80041

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes	No
m. If yes, have you made all Domestic Support Obligation payments?	Yes	No	N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

Chief Restructuring Officer	08/30/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Case 24-80040-sgj11 Doc 583 Filed 08/30/24 Entered 08/30/24 15:17:26 Desc Main Document Page 10 of 12

Debtor's Name EBPI Merger Inc.	Case No. 24-80041

UST Form 11-MOR (12/01/2021)	10

Case 24-80040-sgj11 Doc 583 Filed 08/30/24 Entered 08/30/24 15:17:26 Desc Main Document Page 11 of 12

Debtor's Name EBPI Merger Inc.	Case No. 24-80041

UST Form 11-MOR (12/01/2021)	11

Case 24-80040-sgj11 Doc 583 Filed 08/30/24 Entered 08/30/24 15:17:26 Desc Main Document Page 12 of 12

Debtor's Name EBPI Merger Inc.	Case No. 24-80041

UST Form 11-MOR (12/01/2021)	12

Case 24-80040-sgj11 Doc 584 Filed 08/30/24 Entered 08/30/24 15:18:34 Desc Main Document Page 1 of 12
.

UNITED STATES BANKRUPTCY COURT

Northern DISTRICT OF Texas

Dallas

In Re. EB Pharma LLC	§	Case No. 24-80042
§
	§	Lead Case No. 24-80040
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 07/31/2024	Petition Date: 04/01/2024
Months Pending: 4	Industry Classification:	3	2	5	4

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):		6

Debtor’s Full-Time Employees (as of date of order for relief):		9

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☐	Statement of cash receipts and disbursements

☐	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit

☐	Statement of operations (profit or loss statement)

☐	Accounts receivable aging

☐	Postpetition liabilities aging

☐	Statement of capital assets

☐	Schedule of payments to professionals

☐	Schedule of payments to insiders

☐	All bank statements and bank reconciliations for the reporting period

☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

08/30/2024
Date	2100 Ross Avenue, 21st Floor, Dallas, Texas 75201
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Case 24-80040-sgj11 Doc 584 Filed 08/30/24 Entered 08/30/24 15:18:34 Desc Main Document Page 2 of 12
Debtor’s Name EB Pharma LLC	Case No. 24-80042

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0

b.	Total receipts (net of transfers between accounts)	$0	$0

c.	Total disbursements (net of transfers between accounts)	$0	$0

d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$800

f.	Total disbursements for quarterly fee calculation (c+e)	$0	$800

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0

b.	Accounts receivable over 90 days outstanding (net of allowance)	$0

c.	Inventory (Book Market Other (attach explanation))	$0

d.	Total current assets	$0

e.	Total assets	$0

f.	Postpetition payables (excluding taxes)	$0

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$0

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$0

n.	Total liabilities (debt) (j+k+l+m)	$0

o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0

c.	Gross profit (a-b)	$0

d.	Selling expenses	$0

e.	General and administrative expenses	$0

f.	Other expenses	$0

g.	Depreciation and/or amortization (not included in 4b)	$0

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$0

k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

Case 24-80040-sgj11 Doc 584 Filed 08/30/24 Entered 08/30/24 15:18:34 Desc Main Document Page 3 of 12
Debtor’s Name EB Pharma LLC	Case No. 24-80042

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Case 24-80040-sgj11 Doc 584 Filed 08/30/24 Entered 08/30/24 15:18:34 Desc Main Document Page 4 of 12
Debtor’s Name EB Pharma LLC	Case No. 24-80042

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xxxviii
xxxix
xl
xli
xlii
xliii
xliv
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xlviii
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l
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liii
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lxvi
lxvii
lxviii
lxix
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lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxviii

UST Form 11-MOR (12/01/2021)	4

Case 24-80040-sgj11 Doc 584 Filed 08/30/24 Entered 08/30/24 15:18:34 Desc Main Document Page 5 of 12
Debtor’s Name EB Pharma LLC	Case No. 24-80042

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lxxxviii
lxxxix
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xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Case 24-80040-sgj11 Doc 584 Filed 08/30/24 Entered 08/30/24 15:18:34 Desc Main Document Page 6 of 12
Debtor’s Name EB Pharma LLC	Case No. 24-80042

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xxxiv
xxxv
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xli
xlii
xliii
xliv
xlv
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xlvii
xlviii
xlix
l
li
lii
liii
liv
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lvi

UST Form 11-MOR (12/01/2021)	6

Case 24-80040-sgj11 Doc 584 Filed 08/30/24 Entered 08/30/24 15:18:34 Desc Main Document Page 7 of 12
Debtor’s Name EB Pharma LLC	Case No. 24-80042

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lxxxvi
lxxxvii
lxxxviii
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xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Case 24-80040-sgj11 Doc 584 Filed 08/30/24 Entered 08/30/24 15:18:34 Desc Main Document Page 8 of 12
Debtor’s Name EB Pharma LLC	Case No. 24-80042

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$0

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	No
c. Were any payments made to or on behalf of insiders?	Yes	No
d. Are you current on postpetition tax return filings?	Yes	No
e. Are you current on postpetition estimated tax payments?	Yes	No
f. Were all trust fund taxes remitted on a current basis?	Yes	No
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No
h. Were all payments made to or on behalf of professionals approved by the court?	Yes	No	N/A
i. Do you have: Worker’s compensation insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions)
Casualty/property insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions)
General liability insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions)
j. Has a plan of reorganization been filed with the court?	Yes	No
k. Has a disclosure statement been filed with the court?	Yes	No
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

UST Form 11-MOR (12/01/2021)	8

Case 24-80040-sgj11 Doc 584 Filed 08/30/24 Entered 08/30/24 15:18:34 Desc Main Document Page 9 of 12
Debtor’s Name EB Pharma LLC	Case No. 24-80042

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes No
m. If yes, have you made all Domestic Support Obligation payments?	Yes No N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C.

§§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

Chief Restructuring Officer	08/30/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Case 24-80040-sgj11 Doc 584 Filed 08/30/24 Entered 08/30/24 15:18:34 Desc Main Document Page 10 of 12
Debtor’s Name EB Pharma LLC	Case No. 24-80042

UST Form 11-MOR (12/01/2021)	10

Case 24-80040-sgj11 Doc 584 Filed 08/30/24 Entered 08/30/24 15:18:34 Desc Main Document Page 11 of 12
Debtor’s Name EB Pharma LLC	Case No. 24-80042

UST Form 11-MOR (12/01/2021)	11

Case 24-80040-sgj11 Doc 584 Filed 08/30/24 Entered 08/30/24 15:18:34 Desc Main Document Page 12 of 12
Debtor’s Name EB Pharma LLC	Case No. 24-80042

UST Form 11-MOR (12/01/2021)	12

Case 24-80040-sgj11 Doc 585 Filed 08/30/24 Entered 08/30/24 15:19:57 Desc Main Document Page 1 of 12

UNITED STATES BANKRUPTCY COURT

Northern DISTRICT OF Texas

Dallas

In Re. Eiger BioPharmaceuticals Europe Limited	§	Case No. 24-80043
§
	§	Lead Case No. 24-80040
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 07/31/2024	Petition Date: 04/01/2024

Months Pending: 4	Industry Classification:	3	2	5	4

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):		6

Debtor’s Full-Time Employees (as of date of order for relief):		9

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☐	Statement of cash receipts and disbursements
☐	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☐	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

08/30/2024
Date	2100 Ross Avenue, 21st Floor, Dallas, Texas 75201
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Case 24-80040-sgj11 Doc 585 Filed 08/30/24 Entered 08/30/24 15:19:57 Desc Main Document Page 2 of 12
Debtor’s Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0

b.	Total receipts (net of transfers between accounts)	$0	$0

c.	Total disbursements (net of transfers between accounts)	$0	$0

d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0

b.	Accounts receivable over 90 days outstanding (net of allowance)	$0

c.	Inventory (Book Market Other (attach explanation))	$0

d.	Total current assets	$0

e.	Total assets	$0

f.	Postpetition payables (excluding taxes)	$0

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$0

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$0

n.	Total liabilities (debt) (j+k+l+m)	$0

o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0

c.	Gross profit (a-b)	$0

d.	Selling expenses	$0

e.	General and administrative expenses	$0

f.	Other expenses	$0

g.	Depreciation and/or amortization (not included in 4b)	$0

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$0

k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

Case 24-80040-sgj11 Doc 585 Filed 08/30/24 Entered 08/30/24 15:19:57 Desc Main Document Page 3 of 12
Debtor’s Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Case 24-80040-sgj11 Doc 585 Filed 08/30/24 Entered 08/30/24 15:19:57 Desc Main Document Page 4 of 12
Debtor’s Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

xxxvii
xxxviii
xxxix
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lxviii
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lxxiii
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lxxvii
lxxviii

UST Form 11-MOR (12/01/2021)	4

Case 24-80040-sgj11 Doc 585 Filed 08/30/24 Entered 08/30/24 15:19:57 Desc Main Document Page 5 of 12
Debtor’s Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

lxxix
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xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Case 24-80040-sgj11 Doc 585 Filed 08/30/24 Entered 08/30/24 15:19:57 Desc Main Document Page 6 of 12
Debtor’s Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

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xliii
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lvi

UST Form 11-MOR (12/01/2021)	6

Case 24-80040-sgj11 Doc 585 Filed 08/30/24 Entered 08/30/24 15:19:57 Desc Main Document Page 7 of 12
Debtor’s Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

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UST Form 11-MOR (12/01/2021)	7

Case 24-80040-sgj11 Doc 585 Filed 08/30/24 Entered 08/30/24 15:19:57 Desc Main Document Page 8 of 12
Debtor’s Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$0

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	No
c. Were any payments made to or on behalf of insiders?	Yes	No
d. Are you current on postpetition tax return filings?	Yes	No
e. Are you current on postpetition estimated tax payments?	Yes	No
f. Were all trust fund taxes remitted on a current basis?	Yes	No
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No
h. Were all payments made to or on behalf of professionals approved by the court?	Yes	No	N/A
i. Do you have: Worker’s compensation insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions)
Casualty/property insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions)
General liability insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions)
j. Has a plan of reorganization been filed with the court?	Yes	No
k. Has a disclosure statement been filed with the court?	Yes	No
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

UST Form 11-MOR (12/01/2021)	8

Case 24-80040-sgj11 Doc 585 Filed 08/30/24 Entered 08/30/24 15:19:57 Desc Main Document Page 9 of 12
Debtor’s Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes No
m. If yes, have you made all Domestic Support Obligation payments?	Yes No N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

Chief Restructuring Officer	08/30/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Case 24-80040-sgj11 Doc 585 Filed 08/30/24 Entered 08/30/24 15:19:57 Desc Main Document Page 10 of 12
Debtor’s Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

UST Form 11-MOR (12/01/2021)	10

Case 24-80040-sgj11 Doc 585 Filed 08/30/24 Entered 08/30/24 15:19:57 Desc Main Document Page 11 of 12
Debtor’s Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

UST Form 11-MOR (12/01/2021)	11

Case 24-80040-sgj11 Doc 585 Filed 08/30/24 Entered 08/30/24 15:19:57 Desc Main Document Page 12 of 12
Debtor’s Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

UST Form 11-MOR (12/01/2021)	12

Case 24-80040-sgj11 Doc 586 Filed 08/30/24 Entered 08/30/24 15:24:05 Desc Main Document Page 1 of 12

UNITED STATES BANKRUPTCY COURT

  Northern DISTRICT OF Texas

        Dallas

In Re. EigerBio Europe Limited	§	Case No. 24-80044
§
	§	Lead Case No. 24-80040
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 07/31/2024	Petition Date: 04/01/2024
Months Pending: 4	Industry Classification:	3	2	5	4

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):		6

Debtor’s Full-Time Employees (as of date of order for relief):		9

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements

☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit

☒	Statement of operations (profit or loss statement)

☒	Accounts receivable aging

☒	Postpetition liabilities aging

☐	Statement of capital assets

☐	Schedule of payments to professionals

☐	Schedule of payments to insiders

☒	All bank statements and bank reconciliations for the reporting period

☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

08/30/2024
Date	2100 Ross Avenue, 21st Floor, Dallas, Texas 75201
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Case 24-80040-sgj11 Doc 586 Filed 08/30/24 Entered 08/30/24 15:24:05 Desc Main Document Page 2 of 12
Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$34,350

b.	Total receipts (net of transfers between accounts)	$4,564	$6,649

c.	Total disbursements (net of transfers between accounts)	$11,550	$102,290

d.	Cash balance end of month (a+b-c)	$27,364

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$11,550	$102,290

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$1,737,265

b.	Accounts receivable over 90 days outstanding (net of allowance)	$0

c.	Inventory (Book Market Other (attach explanation))	$0

d.	Total current assets	$13,118,593

e.	Total assets	$13,118,593

f.	Postpetition payables (excluding taxes)	$18,067

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$18,067

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$13,230,920

n.	Total liabilities (debt) (j+k+l+m)	$13,248,988

o.	Ending equity/net worth (e-n)	$-130,395

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$519,384

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0

c.	Gross profit (a-b)	$519,384

d.	Selling expenses	$0

e.	General and administrative expenses	$-5,254

f.	Other expenses	$-131,957

g.	Depreciation and/or amortization (not included in 4b)	$0

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$0

k.	Profit (loss)	$656,596	$1,960,098

UST Form 11-MOR (12/01/2021)	2

Case 24-80040-sgj11 Doc 586 Filed 08/30/24 Entered 08/30/24 15:24:05 Desc Main Document Page 3 of 12
Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
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xvii
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xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Case 24-80040-sgj11 Doc 586 Filed 08/30/24 Entered 08/30/24 15:24:05 Desc Main Document Page 4 of 12
Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

xxxvii
xxxviii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
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lxxviii

UST Form 11-MOR (12/01/2021)	4

Case 24-80040-sgj11 Doc 586 Filed 08/30/24 Entered 08/30/24 15:24:05 Desc Main Document Page 5 of 12
Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

lxxix
lxxx
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lxxxviii
lxxxix
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xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Case 24-80040-sgj11 Doc 586 Filed 08/30/24 Entered 08/30/24 15:24:05 Desc Main Document Page 6 of 12
Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

xv
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xli
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xliv
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xlviii
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l
li
lii
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liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Case 24-80040-sgj11 Doc 586 Filed 08/30/24 Entered 08/30/24 15:24:05 Desc Main Document Page 7 of 12
Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

lvii
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lxxxvi
lxxxvii
lxxxviii
lxxxix
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xci
xcii
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xcviii

UST Form 11-MOR (12/01/2021)	7

Case 24-80040-sgj11 Doc 586 Filed 08/30/24 Entered 08/30/24 15:24:05 Desc Main Document Page 8 of 12
Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$0

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	No
c. Were any payments made to or on behalf of insiders?	Yes	No
d. Are you current on postpetition tax return filings?	Yes	No
e. Are you current on postpetition estimated tax payments?	Yes	No
f. Were all trust fund taxes remitted on a current basis?	Yes	No
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No
h. Were all payments made to or on behalf of professionals approved by the court?	Yes	No	N/A
i. Do you have: Worker’s compensation insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
Casualty/property insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
General liability insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
j. Has a plan of reorganization been filed with the court?	Yes	No
k. Has a disclosure statement been filed with the court?	Yes	No
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

UST Form 11-MOR (12/01/2021)	8

Case 24-80040-sgj11 Doc 586 Filed 08/30/24 Entered 08/30/24 15:24:05 Desc Main Document Page 9 of 12
Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes No
m. If yes, have you made all Domestic Support Obligation payments?	Yes No N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

Chief Restructuring Officer	08/30/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Case 24-80040-sgj11 Doc 586 Filed 08/30/24 Entered 08/30/24 15:24:05 Desc Main Document Page 10 of 12
Debtor's Name EigerBio Europe Limited	Case No. 24-80044

UST Form 11-MOR (12/01/2021)	10

Case 24-80040-sgj11 Doc 586 Filed 08/30/24 Entered 08/30/24 15:24:05 Desc Main Document Page 11 of 12
Debtor's Name EigerBio Europe Limited	Case No. 24-80044

UST Form 11-MOR (12/01/2021)	11

Case 24-80040-sgj11 Doc 586 Filed 08/30/24 Entered 08/30/24 15:24:05 Desc Main Document Page 12 of 12
Debtor's Name EigerBio Europe Limited	Case No. 24-80044

UST Form 11-MOR (12/01/2021)	12

Case 24-80040-sgj11 Doc 586-1 Filed 08/30/24 Entered 08/30/24 15:24:05 Desc Exhibit 1 Page 1 of 1

Exhibit - 1
In re: Eiger BioEurope Limited	Case No.:	24-80044
	Reporting Period:	7/1/2024 - 7/31/2024

Statement of Cash Receipts and Disbursements

Debtor	Case Number	Cash Balance Beg. of Month	Cash Receipts Current Month	Cash Disbursements Current Month		Cash Balance EOM	Disbursements by 3rd Party Current Month	Total Disbursements Current Month
Eiger BioEurope Limited	24-80044	$34,350	4,564	(11,550)	NA	$27,364	$—	$(11,550)

Total Cash Receipts and Cash Disbursements		$34,350	$4,564	$(11,550)	NA	$27,364	$—	$(11,550)

1.	In UST form, intercompany and timing adjustments are included in Receipts to avoid inclusion in quarterly fee calculation.

Case 24-80040-sgj11 Doc 586-2 Filed 08/30/24 Entered 08/30/24 15:24:05 Desc Exhibit 2 Page 1 of 1

Exhibit - 2
In re: Eiger BioEurope Limited	Case No.:	24-80044
	Reporting Period:	7/1/2024 - 7/31/2024

Supplemental Statement of Operations

	Eiger BioPharmaceuticals, Inc.
	Current Month	Cumulative
	07/01/2024 - 07/31/2024	04/01/2024 - 07/31/2024	Notes
Income
Income	$519,384	$2,076,137

Total Income	$519,384	$2,076,137
Operating Expenses
Cost of Sales	—	—
Expenses	(5,254)	(5,254)

Total Operating Expenses	$(5,254)	$142,293

Operating Income / (Loss)	$524,638	$1,933,844

Other (Income) / Expense
Other Income	$—	$—	[1	]
Other Expense	(131,957)	(26,254)	[1	]

Total Other (Income) / Expense	$(131,957)	$(26,254)

Net Income / (Loss) before Reorganization Expenses	$656,596	$1,960,098
Reorganization Items, net	—	—

Net Income / (Loss)	$656,596	$1,960,098

Notes

[1] - Includes both realized and unrealized (gains) / losses.

Case 24-80040-sgj11 Doc 586-3 Filed 08/30/24 Entered 08/30/24 15:24:05 Desc Exhibit 3 Page 1 of 1

Exhibit - 3
In re: Eiger BioEurope Limited	Case No.:	24-80044
	Reporting Period:	7/31/2024

Supplemental Balance Sheet

Eiger BioPharmaceuticals, Inc.
07/31/2024
ASSETS
Cash and Equivalents	$27,364
Accounts Receivable Trade	1,737,265
Intercompany Receivables	11,339,822
Inventory	—
Prepaid Insurance	5,325
VAT on Purchases-Input VAT Receivable	775

Total Current Assets	$13,118,593

TOTAL ASSETS	$13,118,593

LIABILITIES & EQUITY
Liabilities Not Subject to Compromise
Postpetition Payables	18,067

Total Liabilities Not Subject to Compromise	$18,067
Liabilities Subject to Compromise
Accounts Payable Trade	970
Intercompany Payables	12,664,922
Accruals GTN: Other Gross to Net	556,861
Accrued Liabilities	8,167

Total Liabilities Subject to Compromise	$13,230,920

Total Liabilities	$13,248,988
Total Equity	(130,395)

TOTAL LIABILITIES & EQUITY	$13,118,593

Case 24-80040-sgj11 Doc 586-4 Filed 08/30/24 Entered 08/30/24 15:24:05 Desc Exhibit 4 Page 1 of 1

In re: Eiger BioEurope Limited		Exhibit - 4
AR Aging	Case No.:	24-80044
	Reporting Period:	7/31/2024

Sold From	Invoice Number	Invoice Date	Due Date	Days Aged	Customer	Currency	Amount	1 - 30 Days (Current)	31 - 60 Days	Total
Eigerbio Europe	10016	04/30/24	06/29/24	32	Sciensus (Germany)	EUR*	€168,750.00		$182,688.75	$182,688.75
Eigerbio Europe	10017	05/31/24	07/30/24	1	Sciensus (Germany)	EUR*	€56,250.00	$60,896.25		$60,896.25
Eigerbio Europe	10018	06/30/24	08/29/24	-29	Sciensus (Germany)	EUR*	€281,250.00	$304,481.25		$304,481.25
Eigerbio Europe	10019	06/30/24	08/29/24	-29	Sciensus (Germany)	EUR*	€494,100.00	$534,912.66		$534,912.66
Eigerbio Europe	10020	07/31/24	09/29/24	-60	Sciensus (Germany)	EUR*	€494,100.00	$534,912.66		$534,912.66
Eigerbio Europe	10021	07/31/24	09/29/24	-60	Sciensus (Netherlands)	SEK*	SEK 1,283,805.12	$119,372.69		$119,372.69

Total (USD)								$1,554,575.51	$182,688.75	$1,737,264.26

Notes

All foreign currencies are translated to USD as of month end

EUR/USD conversion rate: 1.0826 EUR/USD

SEK/USD conversion rate: 0.0928 SEK/USD

Case 24-80040-sgj11 Doc 586-5 Filed 08/30/24 Entered 08/30/24 15:24:05 Desc Exhibit 5 Page 1 of 1

In re: Eiger BioEurope Limited		Exhibit - 5
AP Aging	Case No.:	24-80044
	Reporting Period:	7/31/2024

Post-Petition Payables

Vendor	Company Name	Invoice	Amount	Current	0 - 30 Days	31 - 60 Days	Total Open Balance
V1440	Informationsstelle fur Arzneispezialitaten GmbH (IFA)	90250762	$7.73	$7.73	$—	$—	$8
V1319	Niche Quality	310	$1,434.79	$—	$1,435	$—	$1,435
V1319	Niche Quality	JE15430	$(2,711.47)	$(2,711)	$—	$—	$(2,711)
V1319	Niche Quality	320	$285.63	$286	$—	$—	$286
V1319	Niche Quality	317	$1,039.32	$1,039	$—	$—	$1,039
V1319	Niche Quality	284	$637.18	$637	$—	$—	$637
V1319	Niche Quality	318	$659.14	$659	$—	$—	$659
V1319	Niche Quality	278	$1,186.45	$1,186	$—	$—	$1,186
V1207	Sciensus International	SINV-0031023	$15,528.54	$—	$15,529	$—	$15,529

Grand Total			$18,067.32	$1,103.98	$16,963.34	$—	$18,067.32

Bank of Ireland
BUSINESS ON LINE

Balance and Transaction Report

User: [redacted]

Account Name: CURRENT ACCOUNTS
Account Number: [redacted]
Account NSC: [redacted]
Account Currency: EUR

Printed On
Thursday, August 01, 2024
07:10:27 PM

Balance And Transaction

Posting Date	Value Date	Narrative	Debit Amount	Credit Amount	Balance
01/07/2024		OPENING BALANCE		€0.00	€31,728.84
02/07/2024		TO NICHE QUALITY	€1,948.32		
02/07/2024		TO SCIENSUS	€2,868.75		€26,911.77
04/07/2024		Re[redacted]		€4,216.00	€31,127.77
15/07/2024		TO APOTHEKEN RECHEN Z	€3,937.50		€27,190.27
19/07/2024		Regus CME Ire SEPA DD	€1,913.88		€25,276.39

Page 1 / 1

Ireland 24 80040-sgj11 Doc 586-6 Filed 08/30/24 Entered 08/30/24 15:24:05 Desc Exhibit 6 Page 1 of 1 Balance and Transaction Report User: Account Name: CURRENT ACCOUNTS Account Number: Printed On Account NSC: Thursday August 01, 2024 Account Currency: EUR 07:10:27 PM Balance And Transaction Account Statement for period; 01/07/2024 31/07/2024 01/07/2024 OPENING BALANCE €0 00 €31 728 84 02/07/2024 TO NICHE QUALITY 61,94832 02/07/2024 TOSCIENSUS 62,868 75 €26,911 77 04/07/2024 R €4,216 00 €31,127 77 15/07/2024 TO APOTHEKEN RECHEN Z 63,937 50 €27,190 27 19/07/2024 Regus CME Ire SEPA DD 61,913 88 €25 276 39